UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 27, 2003

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of September 1, 2003, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2003-5 Home Equity Mortgage Pass-Through Certificates, Series 2003-5)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-107055-04              13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2003 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, and Ocwen Federal Bank FSB as servicer, and JPMorgan Chase Bank, as trustee.

     On October 27, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 27, 2003 is filed as
               Exhibit 99.1 hereto.

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CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Home Equity  Mortgage Trust Series 2003-5
Home Equity Mortgage Pass-Through Certificates, Series 2003-5
--------------------------------------------------------------

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 30, 2003              By:   /s/  Thomas Britt
                                  ---------------------------------------
                                      Thomas Britt
                                      Assistant Vice President

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INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 27, 2003

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 27, 2003

                                       -5-



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

                    Credit Suisse First Boston, Home Equity Mortgage Trust, Series 2003-5
                                Statement to Certificate Holders
                                        October 27, 2003


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         83,500,000.00     83,500,000.00   2,259,372.95     100,014.44   2,359,387.39      0.00      0.00       81,240,627.05
A2         74,000,000.00     74,000,000.00   3,084,652.88      75,973.33   3,160,626.21      0.00      0.00       70,915,347.12
A3         40,000,000.00     40,000,000.00           0.00      51,955.56      51,955.56      0.00      0.00       40,000,000.00
AR                100.00            100.00         100.00           0.86         100.86      0.00      0.00                0.00
M1         25,625,000.00     25,625,000.00           0.00      39,263.19      39,263.19      0.00      0.00       25,625,000.00
M2         16,875,000.00     16,875,000.00           0.00      38,325.00      38,325.00      0.00      0.00       16,875,000.00
B          10,000,000.00     10,000,000.00           0.00      41,766.67      41,766.67      0.00      0.00       10,000,000.00
P                 100.00            100.00           0.00      20,831.88      20,831.88      0.00      0.00              100.00
TOTALS    250,000,200.00    250,000,200.00   5,344,125.83     368,130.93   5,712,256.76      0.00      0.00      244,656,074.17

X1        250,000,000.00    250,000,000.00           0.00   1,689,965.71   1,689,965.71         0.00      0.00   244,655,974.17
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1       22541QTA0      1,000.00000000     27.05835868    1.19777772       28.25613641      972.94164132       A1       1.540000 %
A2       22541QTB8      1,000.00000000     41.68449838    1.02666662       42.71116500      958.31550162       A2       1.320000 %
A3       22541QTC6      1,000.00000000      0.00000000    1.29888900        1.29888900    1,000.00000000       A3       1.670000 %
AR       22541QTD4      1,000.00000000  1,000.00000000    8.60000000    1,008.60000000        0.00000000       AR      10.310000 %
M1       22541QTE2      1,000.00000000      0.00000000    1.53222205        1.53222205    1,000.00000000       M1       1.970000 %
M2       22541QTF9      1,000.00000000      0.00000000    2.27111111        2.27111111    1,000.00000000       M2       2.920000 %
B        22541QTG7      1,000.00000000      0.00000000    4.17666700        4.17666700    1,000.00000000       B        5.370000 %
P        22541QTH5      1,000.00000000      0.00000000          ####              ####    1,000.00000000       P       10.310000 %
TOTALS                  1,000.00000000     21.37648622    1.47252254       22.84900876      978.62351378
X1       22541QTJ1      1,000.00000000      0.00000000    6.75986284        6.75986284      978.62389668       X1       8.111835 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Scott B. Rubin
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                               Tel: (212) 623-4507
                               Fax: 212) 623-5930
                         Email: scott.b.rubin@chase.com

Sec. 4.06(a)(i)        Principal Remittance Amount                                                               5,344,125.83

                       Scheduled Principal Payments                                                                161,519.88

                       Principal Prepayments                                                                     4,644,522.05

                       Curtailments                                                                                534,950.45

                       Curtailment Interest Adjustments                                                              2,936.79

                       Repurchase Principal                                                                              0.00

                       Substitution Amounts                                                                              0.00

                       Net Liquidation Proceeds                                                                          0.00

                       End of Pre-Funding Period Transfer                                                                0.00

                       Other Principal Adjustments                                                                     196.66

                       Gross Interest                                                                            2,118,602.15

                       Recoveries from Prior Loss Determinations                                                         0.00

                       Reimbursements of Non-Recoverable Advances Previously Made                                        0.00

                       Recovery of Reimbursements Previously Deemed Non-Recoverable                                      0.00

Prepayment Penalties   Number of Loans with Respect to which Prepayment Penalties were Collected                           16

                       Balance of Loans with Respect to which Prepayment Penalties were Collected                  582,069.16

                       Amount of Prepayment Penalties Collected                                                     20,831.02

Sec. 4.06(a)(iv)       Beginning Number of Loans Outstanding                                                            5,547

                       Beginning Aggregate Loan Balance                                                        234,316,081.88

                       Ending Number of Loans Outstanding                                                               5,470

                       Ending Aggregate Loan Balance                                                           228,971,956.05

Sec. 4.06(a)(v)        Servicing Fees (Including Credit Risk Manager Fees)                                         101,172.20

                       Trustee Fees                                                                                  1,952.63

Sec. 4.06(a)(vii)      Current Advances                                                                                   N/A

                       Aggregate Advances                                                                                 N/A


Section 4.06(a)(viii)  Delinquent Mortgage Loans
                                               Group 1
                                                                                        Principal
                                              Category              Number               Balance               Percentage
                                              1 Month                       140            5,020,786.08                  2.19 %
                                              2 Month                        21              954,498.76                  0.42 %
                                              3 Month                         1               39,615.50                  0.02 %
                                               Total                        162            6,014,900.34                  2.63 %
                       * Delinquent Bankruptcies are included in the table above.

                       Bankruptcies
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         6              188,336.31                 0.08 %
                                              * Only Current Bankruptcies are reflected in the table above.

                       Foreclosures
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %

Section 4.06(a)(xi)    REO Properties
                                               Group 1
                                                                    Principal
                                               Number               Balance               Percentage
                                                         0                    0.00                 0.00 %

Section 4.06(a)(xii)   Current Realized Losses                                                                              0.00

                       Cumulative Realized Losses - Reduced by Recoveries                                                   0.00

Sec. 4.06 (a)(xiv)     Amount on Deposit in Pre-Funding Account                                                    15,684,118.00

Sec. 4.06 (a)(xiv)     Capitalized Interest Requirement                                                                21,788.31

Sec. 4.06 (a)(xiv)     Weighted Average Net Mortgage Rate                                                             10.31045 %

Sec. 4.06 (a)(xiv)     Net Excess Spread                                                                               1.21123 %

Trigger Event          Trigger Event Occurrence (Effective September 2006)                                                    NO
                       (Is Rolling 3 Month Delinquency Rate > 18% of Sr. Enhancement%?)
                       Rolling 3 Month Delinquency Rate                                                                0.43416 %
                       Sr. Enhancement Percentage x 18%                                                                3.86257 %
                                              OR
                       (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                       Cumulative Loss % of Original Aggregate Collateral Balance                                         0.00 %
                       Cumulative Loss Limit                                                                              5.00 %

O/C Reporting          Targeted Overcollateralization Amount                                                       14,375,011.50
                       Ending Overcollateralization Amount                                                                  0.00
                       Ending Overcollateralization Deficiency                                                     14,375,011.50
                       Overcollateralization Release Amount                                                                 0.00
                       Monthly Excess Interest                                                                      1,689,965.71
                       Payment to Class X-1                                                                         1,689,965.71


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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